SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2005

NEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421

(Address of principal executive offices)

423-296-8213

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Changes to Registrant’s Certifying Accountant.

(a)

On July 18, 2005, Next, Inc. (the “Company”), acting upon the recommendation and approval of its Audit Committee, dismissed its independent registered public accounting firm, Tauber & Balser, P.C. (“T&B”),  effective immediately.

During each of the two fiscal years ended November 30, 2003 and 2004, and during the interim period through the date hereof, there were no disagreements between the Company and T&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to T&B’s satisfaction, would have caused T&B to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

The reports of T&B on the financial statements of the Company for the Company’s two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

During each of the two fiscal years ended November 30, 2003 and 2004, and during the interim period through the date hereof, there were no reportable events as defined in Item 304(a)(1)(iv)(B)-(E) of Regulation S-B.

(b)

Also, on July 18, 2005, the Company’s Audit Committee engaged Joseph Decosimo and Company, PLLC (“Decosimo”) to replace T&B as the Company’s new independent registered public accounting firm.

During each of the two fiscal years ended November 30, 2003 and 2004, and during the interim period through the date hereof, the Company did not consult Decosimo regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

The Company provided T&B with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that T&B furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of T&B’s letter dated July 18, 2005, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits:

16.1

Letter of Tauber & Balser, P.C. regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:

July 18, 2005

By: /s/ Charles L. Thompson

      Charles L. Thompson,

      Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Exhibit Description

16.1

Letter of Tauber & Balser, P.C. regarding change in certifying accountant